UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 5, 2022
Date of Report (Date of earliest event reported)

QOMOLANGMA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41518	86-3733656
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1178 Broadway, 3rd Floor
New York, New York 10001
(Address of Principal Executive Offices, and Zip Code)

(646) 791-7587
Registrant’s Telephone Number, Including Area Code

Not Applicable(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Share of Common Stock, $0.0001 par value, one redeemable warrant, and one right	QOMOU	The Nasdaq Stock Market LLC

Shares of Common Stock, $0.0001 par value	QOMO	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Share of Common Stock, at an exercise price of $11.50 per share	QOMOW	The Nasdaq Stock Market LLC

Rights to receive one-tenth (1/10th) of one Share of Common Stock	QOMOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2022, the registration statement on Form S-1 (File No. 333-265447), initially filed by Qomolangma Acquisition Corporation, a Delaware corporation (the “Company”) with the U.S. Securities and Exchange Commission (the “Commission”) on June 6, 2022, as amended (the “Registration Statement”), relating to the initial public offering of the Company (the “IPO”) was declared effective by the Commission.

On October 4, 2022, the Company consummated the IPO of 5,000,000 units (the “Units”). Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (the “Shares”), one redeemable warrant (“Warrant”) entitling its holder to purchase one Share at a price of $11.50 per Share, and one right to receive one-tenth (1/10th) of one Share upon the consummation of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $50,000,000. The Company had also granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 750,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company amended and restated its certificate of incorporation and entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated September 29, 2022, by and between the Company and Ladenburg Thalmann & Co. Inc. (the “Representative”), as representative of the underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated September 29, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, a copy of which is attached as Exhibit 4.5 hereto and incorporated herein by reference.

●	A Rights Agreement, dated September 29, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC, as rights agent, a copy of which is attached as Exhibit 4.6 hereto and incorporated herein by reference.

●	A Letter Agreement, dated September 29, 2022 (the “Letter Agreement”), by and among the Company, its officers, directors and the Company’s sponsor, Qomolangma Investments LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated September 29, 2022, by and between the Company, American Stock Transfer &Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated September 29, 2022, by and between the Company and certain security holders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Private Placement Unit Purchase Agreement, dated September 29, 2022, by and between the Company and the Sponsor (the “Unit Purchase Agreement”), a copy of which is attached as Exhibit 10.11 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated as of September 29, 2022, by and between the Company and its officers and directors, a compiled copy of which is attached as Exhibit 10.12 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated September 29, 2022, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.13 hereto and incorporated herein by reference.

The material terms and conditions of the Amended and Restated Certificate of Incorporation and the above agreements of the Company are fully described in the Company’s Registration Statement as filed with the Securities and Exchange Commission.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Unit Purchase Agreement the Company completed the private sale to the Sponsor of an aggregate of 260,500 placement units (the “Sponsor Private Placement Units”) at a purchase price of $10.00 per unit (the “Private Placement”). The Private Placement resulted in gross proceeds to the Company of $2,605,000.

The Sponsor Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the Private Placement. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act of 1933 (as amended, the “Securities Act”) in reliance upon Section 4(a)(2) of the Securities Act.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, which is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

As of October 4, 2022, a total of $50,750,000 (which amount includes $2,000,000 of the underwriters’ deferred discount), comprised of proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account American Stock Transfer & Trust Company, LLC, as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended Charter (A) to modify the substance or timing of the Company’s obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within nine (9) months from the closing of the IPO (or up to 21 months, if extended) or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it has not completed its initial business combination within nine (9) months from the closing of the IPO (or up to 21 months, if extended), subject to applicable law.

An audited balance sheet as of October 4, 2022 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the sale of the Sponsor Private Placement Units will be included on a Current Report on Form 8-K which is anticipated to be filed by the Company within four (4) business days of the consummation of the IPO.

On September 29, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K. As of September 30, 2022, the Company’s Units commenced trading on the Nasdaq Capital Market under the symbol “QOMOU”. Once the securities comprising the units begin separate trading, the shares, rights, and warrants are expected to be listed on Nasdaq under the symbols “QOMO”, “QOMOR” and “QOMOW”, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 29, 2022, by and between the Company and Ladenburg Thalmann & Co., Inc. as representative of the underwriters

3.2	Amended and Restated Certificate of Incorporation, dated as of September 29, 2022

4.5	Warrant Agreement between American Stock Transfer & Trust Company, LLC and the Company, dated as of September 29, 2022

4.6	Rights Agreement between American Stock Transfer & Trust Company, LLC and the Company, dated as of September 29, 2022

10.2	Letter Agreement among the Company and its officers, directors and Qomolangma Investments LLC, dated as of September 29, 2022

10.3	Investment Management Trust Agreement among the Company, and American Stock Transfer & Trust Company, LLC, dated as of September 29, 2022

10.4	Registration Rights Agreement between the Company and certain security holders dated as of September 29, 2022

10.11	Private Placement Units Purchase Agreement dated as of September 29, 2022 between the Company and Qomolangma Acquisition Corp.

10.12	Compiled Indemnity Agreements dated September 29, 2022, by an between the Company, its officers and directors.

10.13	Administrative Support Agreement dated as of September 29, 2022 by and between the Company and Qomolangma Investments LLC

99.1	Press Release, dated September 29, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Qomolangma Acquisition Corp.

Dated: October 5, 2022	By:	/s/ Jonathan P. Myers
	Name:	Jonathan P. Myers
	Title:	Chief Executive Officer